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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 1999



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



  New Jersey                    0-19777                              22-3103129
   (State or other                                                 (IRS Employer
   jurisdiction of            (Commission                         Identification
   incorporation)             File Number)                            Number)


                        181 University Avenue, Suite 1208
                         Toronto, Ontario M5H 3M7 CANADA
          (Address of principal executive offices, including ZIP code)

                                 (416) 363-5059
              (Registrant's telephone number, including area code)


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Item 5.     Other Events.

     The Registrant reports that it has received notice from the United States Food and Drug Administration (the "FDA") that the FDA has completed the review of the Registrant's new drug application for the use of Levulan(R) photodynamic therapy in the treatment of multiple actinic keratoses ("AK") of the face and scalp. The notice states that the application is approvable. However, before the FDA approves the Registrant's therapy for marketing, Registrant must submit and receive approval of its labeling. In addition, and as previously reported by the Registrant, the third-party manufacturer's facilities of the bulk supply of 5-aminolevulinic acid hydrochloride, the main ingredient in Levulan(R), must be reinspected by the FDA (after the manufacturer completes required modifications) and must be compliant with FDA's current Good Manufacturing Practices regulations. The Registrant believes that the manufacturer is actively working to resolve the deficiencies, however, the Registrant cannot determine precisely when the modifications will be completed, when the FDA will schedule a reinspection, or whether the FDA will be satisfied with the modifications.

     Except for historical information, this report, including the exhibit, contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements, expressed or implied by the statements made. These forward-looking statements relate to the Registrant's beliefs concerning the status of the third-party manufacturer's activities to bring its facilities into compliance with FDA's Good Manufacturing Practices regulations and the timing of approval of such facilities which will effect the timing of FDA's approval of the Registrant's product, its belief that its product is safe and effective, and the importance of its product as an AK therapy. These risks and uncertainties include, but are not limited to the regulatory approval process, reliance on third-party manufacturers, competitive products, and other risks and uncertainties stated in the Registrant's SEC filings, from time to time, including its Form S-3 Registration Statement which was declared effective on June 18, 1999 which incorporates this report by reference.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.

            (c) Exhibits

            [99] Press Release dated June 29, 1999.


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               DUSA PHARMACEUTICALS, INC.



                               By: /s/ D. Geoffrey Shulman
                                   -----------------------------
                                   D. Geoffrey Shulman, MD, FRCPC
                                   President and Chief Executive Officer


Dated: June 29, 1999